SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 12, 2008

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (d) Not applicable

(e) Second Half of 2008 Cash Bonus Program for Named Executive Officers — On August 12, 2008, the Compensation Committee (“Committee”) of the Board of Directors of ON Semiconductor Corporation (“Corporation”) determined specific financial and operational related performance goals for our semi-annual cash incentive program for the second half of 2008 (“Bonus Program”) for possible bonus awards to certain of our employees, including certain of our “named executive officers” from the proxy statement relating to our 2008 annual meeting of stockholders: Mr. Keith Jackson, President and Chief Executive Officer; Mr. Donald Colvin, Executive Vice President, Chief Financial Officer and Treasurer; Mr. Robert Mahoney, Executive Vice President, Sales and Marketing; and Mr. John Nelson, Executive Vice President and Chief Operating Officer. Actual bonuses under the Bonus Program will be determined based on achievement of these goals. However, bonuses for the second half of 2008 will be paid only if the Corporation first achieves a certain minimum Earnings Before Income Taxes, Depreciation and Amortization (“EBITDA”) amount, adjusted for restructuring, asset impairment and other charges, net; loss on debt prepayment; stock compensation expenses; extraordinary items; and other unusual or infrequent items (“Adjusted EBITDA”).

Award opportunities for the second half of 2008 under the Bonus Program (expressed as a percentage of the officer’s base salary) for the named executive officers are based on the following performance measures (weighted according to the indicated percentages), each of which has a threshold, target, and stretch amount, and assuming attainment of the threshold Adjusted EBITDA amount for this period:

Officer	Performance Measure(s) and Related Weighted Percentage(s)	Award Opportunity
Keith Jackson	Corporate Revenue (30%); Corporate Gross Margin (30%); Adjusted EBITDA (30%); Reduce Debt (5%); Close of Merger with Catalyst Semiconductor, Inc. (5%)	Threshold (0%) Target (100%) Maximum (200%)

Donald Colvin	Corporate Revenue (30%); Corporate Gross Margin (30%); Adjusted EBITDA (30%); Reduce Debt (10%)	Threshold (0%) Target (65%) Maximum (130%)

Robert Mahoney	Corporate Revenue (30%); Corporate Gross Margin (30%); Adjusted EBITDA (30%); New Product and New Design Revenue (10%)	Threshold (0%) Target (65%) Maximum (130%)

John Nelson	Corporate Revenue (30%); Corporate Gross Margin (30%); Adjusted EBITDA (30%); Manufacturing Operations (10%)	Threshold (0%) Target (65%) Maximum (130%)

The bonus awards for each of the above named executive officers are expected to be paid pursuant to the Corporation’s 2007 Executive Incentive Plan, as amended from time-to-time. Under the Corporation’s 2007 Executive Incentive Plan, the amount and payment of the actual award, if any, to each participant is in the discretion of the Committee.

(f)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: August 14, 2008	By:	/s/ KEITH JACKSON
	Name:	Keith Jackson
	Title:	Chief Executive Officer and President

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